Exhibit 99.1

PRESS RELEASE	For more information contact:

Prosperity Bancshares, Inc.®	David Zalman
Prosperity Bank Plaza	Chairman and Chief Executive Officer
4295 San Felipe	281.269.7199
Houston, Texas 77027	david.zalman@prosperitybankusa.com

PROSPERITY BANCSHARES, INC. ® COMPLETES MERGER

WITH LEGACYTEXAS FINANCIAL GROUP, INC.

FOR IMMEDIATE RELEASE

HOUSTON, November 1, 2019. Prosperity Bancshares, Inc.® (NYSE: PB), the parent company of Prosperity Bank®, today announced that it has completed its previously announced merger (the “merger”) with LegacyTexas Financial Group, Inc. (NASDAQ: LTXB) (“LegacyTexas”), the parent company of LegacyTexas Bank, effective November 1, 2019. As of September 30, 2019, on a consolidated basis, LegacyTexas had total assets of $10.5 billion, total loans of $9.1 billion and total deposits of $6.5 billion. LegacyTexas Bank operated 42 banking centers in and around the Dallas-Fort Worth area.

Immediately after the merger, LegacyTexas Bank was merged into Prosperity Bank and LegacyTexas’ business will operate as Prosperity Bank dba LegacyTexas Bank until systems conversion, which is scheduled for early June 2020. Upon conversion, the combined bank will operate as Prosperity Bank.

In connection with the merger, Kevin Hanigan, LegacyTexas President and Chief Executive Officer was named President and Chief Operating Officer of Prosperity Bancshares and President of Prosperity Bank; and Mays Davenport, LegacyTexas EVP and Chief Financial Officer, was named EVP and Director of Corporate Strategy of Prosperity Bancshares and Prosperity Bank. Upon completion of the merger, David Zalman will serve as Senior Chairman and Chief Executive Officer of Prosperity Bancshares, H.E. Timanus, Jr. will serve as Chairman and Eddie Safady will serve as Vice Chairman. In addition, Kevin Hanigan, Bruce Hunt and George Fisk joined the Prosperity Bancshares Board of Directors and Kevin Hanigan and Mays Davenport joined the Prosperity Bank Board of Directors.

“This transaction represents a milestone in Prosperity’s strategic growth and we welcome the LegacyTexas customers and associates to Prosperity Bank. This merger creates one of the largest Texas-based banks by deposits, and makes Prosperity Bank a dominant player in the vibrant markets of Houston and Dallas/Fort Worth. We look forward to the opportunities we have as a combined organization,” stated David Zalman, Senior Chairman and Chief Executive Officer of Prosperity Bancshares.

“This merger brings together two complementary franchises with a shared goal of serving the needs of our customers, associates and communities and will provide our combined team with a platform for anticipated continued growth,” commented Kevin Hanigan, President of Prosperity Bancshares.

Keefe, Bruyette & Woods, A Stifel Company, represented Prosperity Bancshares by providing a fairness opinion to its Board of Directors, and Bracewell LLP acted as legal counsel. LegacyTexas was advised in this transaction by J.P. Morgan Securities LLC, as financial advisor, and Shapiro Bieging Barber Otteson LLP, as legal counsel.

About Prosperity Bancshares, Inc. ®

As of September 30, 2019, Prosperity Bancshares, Inc.® is a $22.1 billion Houston, Texas based regional financial holding company, formed in 1983. Operating under a community banking philosophy and seeking to develop broad customer relationships based on service convenience, Prosperity offers a variety of traditional loan and deposit products to its customers, which consist primarily of small and medium sized businesses and consumers. In addition to established banking products, Prosperity offers a complete line of financial services including Online & Mobile Banking, Investment Services, Small Business (SBA) and Commercial Loans, Mortgage Services, Retail Brokerage Services, Cash Management, as well as traditional consumer services.

Prosperity Bancshares currently operates 243 full-service banking locations: 65 in the Houston area, including The Woodlands; 30 in the South Texas area, including Corpus Christi and Victoria; 33 in the Dallas/Fort Worth area; 22 in the East Texas area; 29 in the Central Texas area, including Austin and San Antonio; 34 in the West Texas area, including Lubbock, Midland-Odessa and Abilene; 16 in the Bryan/College Station area; six in the Central Oklahoma area; and eight in the Tulsa, Oklahoma area.

Cautionary Notes on Forward-Looking Statements

This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about Prosperity Bancshares’ possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share, cash flows, future capital expenditures and dividends, future financial condition and changes therein, including changes in loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity Bancshares’ future operations and integrating the operations of LegacyTexas, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the transaction with LegacyTexas, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions Prosperity Bancshares currently believes to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity Bancshares and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the possibility that the anticipated benefits of the transaction with LegacyTexas are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where LegacyTexas did a majority of its business and Prosperity Bancshares now has a greater presence, the possibility that the integration of LegacyTexas may be more expensive than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from previous business operations and opportunities, potential adverse reactions or changes to business or employee relationships, and the dilution caused by Prosperity Bancshares’ issuance of additional shares of its common stock in connection with the LegacyTexas transaction. Prosperity Bancshares disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Prosperity Bancshares and factors which could affect the forward-looking statements contained herein can be found in Prosperity Bancshares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three- and six-month periods ended June 30, 2019 and its other filings with the Securities and Exchange Commission (“SEC”).